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Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ DAVID L. BODDE David L. Bodde
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ MARK A. ERNST Mark A. Ernst
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ RANDALL C. FERGUSON, JR. Randall C. Ferguson, Jr.
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ LUIS A. JIMENEZ Luis A. Jimenez
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incroporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ JAMES A. MITCHELL James A. Mitchell
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ WILLIAM C. NELSON William C. Nelson
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ LINDA H. TALBOTT Linda H. Talbott
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ WILLIAM K. HALL William K. Hall
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Mark G. English, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-4 and all amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8 day of May 2007.

	By:	/s/ ROBERT H. WEST Robert H. West
STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

        On this 8 day of May 2007, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

        IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

By:	/s/ BARBARA E. SAMUELS Notary Public

        My Commission Expires: December 22, 2010

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POWER OF ATTORNEY